LGT ASSET MANAGEMENT
A PIONEER IN
INTERNATIONAL
MARKETS
GT GREATER
EUROPE FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Greater Europe Fund seeks long-term capital appreciation by investing in a broad range of companies and business ventures we believe are likely to benefit from economic, political, structural and technological changes in both western and eastern Europe.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, based on net asset value, was -1.60%. The share price of the Fund, as traded on the New York Stock Exchange, fell by 1.92% for the investment period.
The Fund's bias towards medium- and small-sized companies affected the Fund's performance, since such companies fell out of favor towards the end of 1994 and have since underperformed consistently. We also overheld cyclical stocks in the early part of 1995, when growth stocks proved the only safe investments. In early 1995 we prematurely hedged the Fund back into U.S. dollars. Lastly, the Fund has not benefited from its exposure to eastern Europe, with those markets falling by about 60% in U.S. dollar terms from their 1994 highs to the period-end.
MARKET REVIEW
The dominant theme of the European stock markets in the 12 months ending October 31 was uncertainty. Economic growth in Europe during 1995 has been slower than expected a year ago, and the U.S. dollar depreciated over most of the year -- two negatives for European company profits and stock market sentiment. In this environment, markets with defensive merits significantly outperformed those without. The Swiss market, which is dominated by a handful of international companies with good defensive qualities, rose furthest (24% in local currency, 38% in U.S. dollars). Italy, which has had a weak currency and a stock market full of volatile domestic companies, was the worst performer of the period (-4% in local currency, -7% in U.S. dollars).
Other leaders included Sweden and the Netherlands (27% and 18%, respectively, in U.S. dollars). Swedish companies demonstrated the fastest rate of earnings growth in Europe, providing some security when results elsewhere were generally disappointing. The Dutch market offered qualities resembling Switzerland's, including a strong currency and high-quality companies. Similarly, the Fund benefited from its position in the UK (12.5% in U.S. dollars). The European underperformers, along with Italy, were France (5.7% in U.S. dollars) and Spain (7% in U.S. dollars). In France, earnings downgrades were particularly severe as monetary policy remained very tight, whereas Spain suffered from political turbulence and a weak currency.

Overall, monetary policy remained tight in the core European markets of Germany, Switzerland, France and the Netherlands. Combined with strengthening currencies, the outcome has resulted in a squeeze on inflation, bringing it down to 2% or less. This process has gone so far that some commentators even fear a Japanese-style deflation in France, with a collapse in asset prices and a crisis in banking.

Against this background, most companies with reliable earnings growth performed well, while cyclical companies generally performed poorly. Financial stocks were mixed, with insurance companies, for the most part, performing strongly and banks suffering from weak borrowing by companies and individuals who were faced with high real interest rates.

In eastern Europe it was ironic that stock markets fell just when real economic growth turned convincingly positive after five years of steep decline. We believe the market declines had more to do with the withdrawal of western investors, searching for safer investments in the U.S. or Europe, than in any overwhelmingly negative developments in eastern Europe itself. In fact, the number of listed stocks in Poland, the Czech Republic and Hungary expanded through the year as new companies came to market and privatization programs were extended, providing investors with access to sectors of the economy previously out of reach.

PORTFOLIO STRATEGY
Our geographical allocation concentrated on overweighting Sweden, where we saw good earnings momentum and relatively low stock valuations, and underweighting France, in light of its relatively difficult environment. We gradually reduced our investments in weaker currency countries as the currency advantage of those companies over companies in Germany and France eroded somewhat. Following our premature anticipation of a strengthening U.S. dollar in the first quarter, we significantly cut back our currency hedging, leaving the Fund virtually unhedged for the last five months of the Fund's fiscal year.

We also reduced the Fund's cyclical exposure and increased our weightings in growth companies. Growth companies typically enjoy faster-than-average earnings gain, have higher P/E ratios, but are generally more volatile. In contrast, earnings of cyclical companies usually move with the economy. Of the Fund's top ten holdings at period end, seven offered above-average growth. Examples include Assa Abloy, a lock manufacturer with a record of reliable growth of about 15% per annum; SITA, a long-term holding in the Fund operating in the fast-growing business of waste management; and Telecom Italia Mobile(1), a cellular phone operator in Italy.

------------------
(1) The Fund may or may not continue to hold these or any other securities mentioned in this report.

In line with our expectations of falling interest rates, we have increased exposure to those stocks correlated with bonds. Because of the poor fundamental outlook for retail banks, we have concentrated on utilities and specialized financial companies.

OUTLOOK
In 1996, we expect economic growth in western Europe to continue to slow and foresee earnings disappointments at least through the first half of the year. We believe monetary policy is still far too tight in Germany to allow any significant economic recovery. This applies to the other core markets in Europe as long as they continue to shadow the deutschemark. We expect authorities to cut interest rates in response to slowing growth. Coupled with low inflation, we think stock markets stand to benefit. For the time being, however, we believe reliable growth and selected financial companies will continue to perform well, and intend to remain underweighted in the cyclical sectors.

Our outlook for eastern Europe is considerably more positive. We expect growth to be more rapid and valuations to remain lower than in western Europe. Polish gross domestic product (GDP) growth, for example, has made impressive strides, from -7% in 1990 to close to 6% forecasted for 1995. Nonetheless, interest in eastern Europe among western investors is at a low level, and the positive structural changes that have been made, we believe, have been overlooked. However, foreign direct investment is increasing and is equivalent to up to 5% of GDP in Poland and Hungary, indicating, in our opinion, that western companies are increasingly positive about the long-term prospects of the region.

CHRISTIAN WIGNALL                       JAMES DICKSON
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         LONDON
SAN FRANCISCO                           JULIE DEAN
                                        PORTFOLIO MANAGER
                                        LONDON
                                                          NOVEMBER 20, 1995

G.T. GREATER EUROPE FUND

KEY PORTFOLIO HOLDINGS*

ASSA ABLOY                                                                SWEDEN
Assa Abloy is the world's leading lock manufacturer, with a 5% market share. Locks are potentially a highly profitable business due to the relatively stable market shares afforded by local brand names. We believe the company should benefit in the future from acquisitions in markets outside those it currently serves and that it has potential to increase earnings as much as 15% annually.

NATIONAL WESTMINSTER BANK (NATWEST)                                           UK
One of Britain's four national retail banks, Natwest is undergoing a change of culture forced on it by increasing competition. In the past, the market has considered the bank to be poorly run. We expect a reversal in that assessment, as well as an improvement in the quality of the bank's loan book as the UK economy recovers.

TELECOM ITALIA MOBILE                                                      ITALY
Telecom Italia Mobile is the more advanced of the two cellular phone franchises in Italy. Mobile phone penetration in Italy is low and growing rapidly, while Italian mobile phone usage (measured in minutes per day) is higher than in the rest of Europe. The company will also benefit if Italian interest rates fall throughout 1996, which we believe is a distinct possibility.

GKN                                                                           UK
The premier engineering company in the UK, GKN has high market shares in niche areas such as constant velocity joints for autos and industrial pallets. In our view, this means its margins are under less threat than they would be at more exposed companies. We believe there are good growth prospects for GKN, as auto companies continue to outsource production.

CAPITAL CORP.                                                                 UK
Capital Corp. is a UK casino company with what we believe are attractive prospects. We expect a recovery in consumer expenditures in 1996, which should benefit the company. Moreover, we believe the stock market refuses to give the company full credit for what is actually a very steady, cash-generative business.

--------------
* There can be no assurance the Fund will continue to hold these or any other securities mentioned in this report.

INVESCO                                                                       UK
Invesco is a UK-based fund management company that, as of October 31, traded at a discount of about 50% to its peers in the U.S. This valuation anomaly is a result of the collective memory of a scandal some years ago, which has no bearing on the company today. We believe the growth prospects for the company in this expanding industry are, therefore, augmented by the possibility of a rerating of the share price.

IHC CALAND                                                           NETHERLANDS
IHC Caland is a capital goods manufacturer specializing in marine technology. Its earnings are split evenly between technology for the offshore oil industry and the dredging industry. With 70% of the world market share in the former, and a two-year order book for the latter, we believe IHC Caland has an enviable position from which to build on its recent strong profit performance.

S.I.T.A.                                                                  FRANCE
S.I.T.A. is a waste management company, operating in France, the UK and Spain, that we believe is benefiting from increased outsourcing of services previously handled by the French government. The company enjoys a strong cash flow, and we think there are substantial opportunities to make efficiency gains. We expect a steady stream of revenues from further outsourcing and increasing capacity constraints on the available landfill sites in France.

ELECTRABEL                                                               BELGIUM
Electrabel is a Belgian electric utility monopoly. We are attracted by its high dividend, which yields approximately the same as Belgian government bonds. We believe government bond yields will fall, which should have a positive effect on Electrabel's stock.

VEBA                                                                     GERMANY
Veba is a German utility that appears to be making a serious attempt to create more shareholder value through basic measures, such as directing investment towards the most profitable divisions and divesting businesses that fail to make adequate returns. We expect Veba to continue to benefit from this (surprisingly) new concept in Germany.
                                 --------------

Effective June 15, 1995, Julie Dean assumed portfolio manager responsibilities for the Fund, replacing John Legat, who remains portfolio manager for other GT Funds. From 1994 to 1995, Ms. Dean was Portfolio Manager, and from 1992 to 1994, Investment Analyst, for G.T. Management PLC (London). Prior thereto, Ms. Dean was a student at Oxford University.

G.T. GREATER EUROPE FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
UNITED KINGDOM                                                                  34.9%
SWEDEN                                                                          10.0%
GERMANY                                                                          6.7%
FRANCE                                                                           6.6%
NETHERLANDS                                                                      6.5%
ITALY                                                                            5.7%
SPAIN                                                                            5.5%
NORWAY                                                                           5.1%
UNITED STATES                                                                    3.6%
HUNGARY                                                                          2.6%
SWITZERLAND                                                                      2.4%
BELGIUM                                                                          2.1%
OTHER                                                                            8.3%
SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
SERVICES                                                                        22.9%
FINANCE                                                                         17.0%
MATERIALS/BASIC INDUSTRY                                                        11.1%
CONSUMER DURABLES                                                                7.4%
ENERGY                                                                           6.9%
CONSUMER NON-DURABLES                                                            6.6%
TRANSPORTATION-SHIPPING                                                          5.7%
BROADCASTING & PUBLISHING                                                        4.8%
MULTI-INDUSTRY/MISCELLANEOUS                                                     3.8%
CAPITAL GOODS                                                                    3.3%
HEALTH CARE                                                                      3.0%
TECHNOLOGY                                                                       2.4%
SHORT-TERM & OTHER                                                               5.1%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

DIVIDEND REINVESTMENT PLAN
The G.T. Greater Europe Fund ("Fund") Dividend Reinvestment Plan offers you a way to automatically reinvest income from dividends and capital gain distributions (collectively referred to as "dividends") in shares of the Fund. State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266 ("State Street"), acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares. The complete Terms and Conditions of the Dividend Reinvestment Plan may be obtained from the Fund at the address on the cover of this annual report. PLEASE NOTE: If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

You are automatically enrolled in the Plan unless you specifically elect to receive dividends in cash. If you own shares in your own name, you should notify State Street, the Plan Agent, in writing if you wish to receive dividends in cash.

If the Fund declares a dividend, you, as a participant in the Plan, will automatically receive shares of the Fund. If the Fund's net asset value per share on the payment date equals or is less than the market price per share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the dividend amount in newly issued Fund shares on your behalf. The number of newly issued shares to be credited to your account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued; provided that the discount from the then current market price may not exceed 5%. If the net asset value is greater than the market price plus estimated brokerage commissions ("market discount"), the Plan Agent will invest the dividend amount in shares purchased on the New York Stock Exchange
(NYSE) or otherwise on the open market to the extent available. If, before the Plan Agent has completed its open-market purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and, with respect to the uninvested portion of the dividend amount, participants in the Plan will receive newly issued shares.

There is no direct charge to participants for reinvesting dividends, since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of the brokerage commissions incurred by the Plan Agent. PLEASE NOTE:
The automatic reinvestment of dividends does not relieve you of any income tax which may be payable or required to be withheld on dividends.

You will receive an account statement from the Plan Agent after the distribution is paid, showing total dividends, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you.

You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent according to the Plan. If you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to the date of written notice of the change sent to the participants of the Plan at least 90 days before the record date for such dividend. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior written consent on at least 90 days' prior written notice to participants in the Plan.

You may withdraw from the Plan without penalty at any time. Withdrawal requests should be directed to the Plan Agent and should include the name of the Fund and the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends in cash. Elections will only be effective for dividends declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. If you do withdraw from the Plan, you will receive, without charge, a certificate issued in your name for all full shares; or if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert to cash, at the then-current market price, any fractional shares you hold at the time of withdrawal and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communication regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

G.T. GREATER
EUROPE FUND

FINANCIAL
STATEMENTS

                            G.T. GREATER EUROPE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders and Board of Trustees of G.T. Greater Europe Fund:

We have audited the accompanying statement of assets and liabilities of G.T. Greater Europe Fund, including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Greater Europe Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                            G.T. GREATER EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                                           Market        % of Net
Equity Investments                                                                Country    Shares        Value        Assets(a)
--------------------------------------------------------------------------------  -------  ----------  --------------  ------------
Services (22.9%)
Assa-Abloy AB "B" (c)...........................................................   SWDN     1,203,900    $  7,985,468         3.4
  BUSINESS & PUBLIC SERVICES
Telecom Italia Mobile SPA (c)...................................................   ITLY     4,000,000       6,732,798         2.8
  TELEPHONE NETWORKS
Capital Corp. PLC...............................................................   UK       1,907,500       5,909,120         2.5
  LEISURE & TOURISM
National Express Group PLC......................................................   UK         696,500       4,403,351         1.9
  TRANSPORTATION - ROAD & RAIL
Ste Industrielle de Transports Automobile SA (S.I.T.A)..........................   FR          25,000       4,290,682         1.8
  CONSUMER SERVICES
Helikopter Services AS..........................................................   NOR        290,000       3,633,268         1.5
  TRANSPORTATION - AIR
Securitas AB "B" Free...........................................................   SWDN        86,700       3,358,996         1.4
  BUSINESS & PUBLIC SERVICES
Centros Comerciales Continente SA...............................................   SPN        113,900       2,854,274         1.2
  RETAILER - FOOD
Om Gruppen AB Free..............................................................   SWDN       179,600       2,409,648         1.0
  BUSINESS & PUBLIC SERVICES
Tesco PLC.......................................................................   UK         490,000       2,323,376         1.0
  RETAILER - FOOD
Prosegur Compania de Seguridad SA...............................................   SPN         92,205       2,261,447         1.0
  BUSINESS & PUBLIC SERVICES
SPT Telecom AS (c)..............................................................   CZCH        20,000       1,969,784         0.8
  TELECOM - OTHER
Marco Iberica Distribucion de Ediciones SA......................................   SPN        189,420       1,864,523         0.8
  CONSUMER SERVICES
British Telecommunications PLC..................................................   UK         244,500       1,454,943         0.6
  TELEPHONE NETWORKS
Russian Telecommunication Development Corp......................................   US              --              --         0.4
  TELEPHONE NETWORKS
  Non-voting (c)(d).............................................................   --          52,600         526,000          --
  Voting (c)(d).................................................................   --          38,400         384,000          --
Petersburg Long Distance, Inc. (c)..............................................   US         140,000         875,000         0.4
  TELEPHONE - LONG DISTANCE
Fotex (c).......................................................................   HGRY       900,000         863,724         0.4
  RETAILERS - OTHER
Technoimpex (b)(c)(d)...........................................................   HGRY         1,400               0         0.0
  WHOLESALE & INTERNATIONAL TRADE
                                                                                                       --------------
                                                                                                           54,100,402
                                                                                                       --------------
Finance (17.0%)
National Westminster Bank PLC...................................................   UK         700,000       6,986,724         3.0
  BANKS - MONEY CENTER
Invesco PLC.....................................................................   UK       1,490,200       5,746,938         2.4
  INVESTMENT MANAGEMENT
Sparebanken NOR (Union Bank of Norway)..........................................   NOR        177,000       4,690,963         2.0
  BANKS - REGIONAL
Ergo Bank SA....................................................................   GK         100,000       4,313,133         1.8
  BANKS - MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                                                                                                           Market        % of Net
Equity Investments                                                                Country    Shares        Value        Assets(a)
--------------------------------------------------------------------------------  -------  ----------  --------------  ------------
Bankgesellschaft Berlin AG......................................................   GER         13,500    $  3,981,028         1.7
  BANKS - REGIONAL
Anglo Irish Bank Corp. PLC......................................................   IRL      3,200,000       3,235,722         1.4
  BANKS - REGIONAL
Skandia Forsakrings AB..........................................................   SWDN       120,000       3,048,165         1.3
  INSURANCE - MULTI-LINE
Assicurazioni Generali..........................................................   ITLY       100,000       2,322,828         1.0
  INSURANCE - LIFE
Gerrard & National Holdings PLC.................................................   UK         320,000       2,240,556         0.9
  SECURITIES BROKER
Mercury Asset Management Group PLC..............................................   UK         135,857       1,982,993         0.8
  INVESTMENT MANAGEMENT
Sparbanken Sverige (c)..........................................................   SWDN       160,000       1,688,400         0.7
  BANKS - MONEY CENTER
                                                                                                       --------------
                                                                                                           40,237,450
                                                                                                       --------------
Materials/Basic Industry (11.1%)
Pilkington PLC..................................................................   UK       1,420,000       4,241,821         1.8
  BUILDING MATERIALS & COMPONENTS
Pechiney International SA - Bearer..............................................   FR         170,000       3,873,990         1.6
  MISC. MATERIALS & COMMODITIES
Meyer International PLC.........................................................   UK         700,000       3,872,293         1.6
  BUILDING MATERIALS & COMPONENTS
Wolseley PLC....................................................................   UK         552,000       3,420,009         1.5
  BUILDING MATERIALS & COMPONENTS
Akzo Nobel N.V..................................................................   NETH        25,000       2,846,958         1.2
  CHEMICALS
Koninklijke Nederlandsche Hoogovens en Staalfabrieken N.V.......................   NETH        75,000       2,566,540         1.1
  METAL - STEEL
Croda International PLC.........................................................   UK         400,000       2,225,383         0.9
  CHEMICALS
Cristaleria Espanola SA (c).....................................................   SPN         25,000       1,558,527         0.7
  GLASS & BUILDING MATERIALS
Empresa Nacional de Celulosas SA (c)............................................   SPN         50,000         916,660         0.4
  FOREST PRODUCTS
SGL Carbon AG (c)...............................................................   GER         10,125         664,064         0.3
  CHEMICALS
Catalyst Energy Services (c)(d).................................................   US          19,600               0         0.0
  MISC. MATERIALS & COMMODITIES
                                                                                                       --------------
                                                                                                           26,186,245
                                                                                                       --------------
Consumer Durables (7.4%)
GKN PLC.........................................................................   UK         510,400       6,510,081         2.7
  AUTOMOTIVE PARTS
Beers N.V.......................................................................   NETH        26,750       4,254,911         1.8
  AUTOMOBILES
Fust SA Dipl. Ing AG - Bearer...................................................   SWTZ         9,550       2,398,229         1.0
  APPLIANCES & HOUSEHOLD DURABLES
Kampa Haus AG...................................................................   GER         57,142       2,253,522         1.0
  HOUSING
Tofas Turk Otomobil Fabrikasi GDR Reg. S (b)....................................   TRKY     2,800,000       2,030,000         0.9
  AUTOMOBILES
                                                                                                       --------------
                                                                                                           17,446,743
                                                                                                       --------------
Energy - Electrical & Gas Utilities (6.9%)
Electrabel SA - NPV.............................................................   BEL         22,300       5,004,391         2.1
Veba AG.........................................................................   GER        120,000       4,927,734         2.1
Compagnie Generale des Eaux.....................................................   FR          50,000       4,648,665         1.9

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                                                                                                           Market        % of Net
Equity Investments                                                                Country    Shares        Value        Assets(a)
--------------------------------------------------------------------------------  -------  ----------  --------------  ------------
Wessex Water PLC................................................................   UK              --              --         0.8
  Preferred.....................................................................   --         350,000    $    280,741          --
  Common........................................................................   --         291,666       1,535,084          --
                                                                                                       --------------
                                                                                                           16,396,615
                                                                                                       --------------
Consumer Non-Durables (6.6%)
Compass Group PLC...............................................................   UK         586,000       3,982,614         1.7
  FOOD
SMH AG - Bearer.................................................................   SWTZ         5,400       3,368,755         1.4
  PERSONAL CARE/COSMETICS
Wella AG Preferred..............................................................   GER          5,570       3,051,567         1.3
  PERSONAL CARE/COSMETICS
Pick Szeged RT GDR (b)(d).......................................................   HGRY        60,000       2,741,400         1.2
  FOOD MANUFACTURER
Graboplast......................................................................   HGRY       178,161       2,470,838         1.0
  HOUSEHOLD PRODUCTS
                                                                                                       --------------
                                                                                                           15,615,174
                                                                                                       --------------
Transportation - Shipping (5.7%)
IHC Caland N.V..................................................................   NETH       200,000       5,690,748         2.4
Frontline AB Free (c)...........................................................   SWDN     1,000,000       2,577,825         1.1
Bergesen D.Y. AS "B"............................................................   NOR        100,000       2,055,961         0.9
I.M. Skaugen (c)................................................................   NOR      2,800,000       1,709,017         0.7
Silja OY AB (c).................................................................   FIN        300,000       1,555,430         0.6
                                                                                                       --------------
                                                                                                           13,588,981
                                                                                                       --------------
Broadcasting & Publishing (4.8%)
Granada Group PLC...............................................................   UK         360,000       3,843,528         1.6
Reuters Holdings PLC............................................................   UK         300,000       2,788,051         1.2
EMAP PLC........................................................................   UK         304,000       2,503,303         1.1
Pearson PLC.....................................................................   UK         217,700       2,162,549         0.9
                                                                                                       --------------
                                                                                                           11,297,431
                                                                                                       --------------
Multi-Industry/Miscellaneous (3.8%)
Corp. Financiera Reunida (COFIR)................................................   SPN      1,000,000       3,240,095         1.4
  MULTI-INDUSTRY
Creditanstalt Investment Privatisation Fund (c).................................   ASTRI       80,000       2,646,732         1.1
  COUNTRY FUND
Albatros Investissement (c).....................................................   FR          76,094       1,688,902         0.7
  MULTI-INDUSTRY
Baltic Republic Fund (b)(c)(d)..................................................   IRL          9,000         918,000         0.4
  COUNTRY FUND
Harvard Investment Company Growth Fund..........................................   CZCH        20,000         552,304         0.2
  COUNTRY FUND
                                                                                                       --------------
                                                                                                            9,046,033
                                                                                                       --------------
Capital Goods (3.3%)
Allgon AB "B" Free..............................................................   SWDN       170,000       2,575,563         1.1
  ELECTRICAL PLANT/EQUIPMENT
Unitech PLC.....................................................................   UK         244,900       2,051,478         0.9
  ELECTRICAL PLANT/EQUIPMENT
Hewden Stuart PLC...............................................................   UK         603,360       1,148,549         0.5
  MACHINERY & ENGINEERING
Wickes PLC......................................................................   UK         480,000         944,523         0.4
  INDUSTRIAL COMPONENTS
Bilfinger & Berger Bau AG.......................................................   GER          1,900         699,353         0.3
  MACHINERY & ENGINEERING

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                                                                                                           Market        % of Net
Equity Investments                                                                Country    Shares        Value        Assets(a)
--------------------------------------------------------------------------------  -------  ----------  --------------  ------------
Electrocomponents PLC...........................................................   UK          67,000    $    343,101         0.1
  ELECTRICAL PLANT/EQUIPMENT
                                                                                                       --------------
                                                                                                            7,762,567
                                                                                                       --------------
Health Care (3.0%)
Amersham International PLC......................................................   UK         300,000       4,556,662         1.9
  BIOTECHNOLOGY
Celsis International PLC (c)....................................................   UK       1,048,181       2,087,416         0.9
  MEDICAL TECHNOLOGY & SUPPLIES
Medeva PLC......................................................................   UK         118,500         510,372         0.2
  PHARMACEUTICALS
                                                                                                       --------------
                                                                                                            7,154,450
                                                                                                       --------------
Technology (2.4%)
Olivetti Group (c)..............................................................   ITLY     4,022,000       3,020,035         1.3
  COMPUTERS & PERIPHERALS
Peek PLC........................................................................   UK       1,605,600       2,664,580         1.1
  SOFTWARE
                                                                                                       --------------
                                                                                                            5,684,615
                                                                                                       --------------       -----
TOTAL EQUITY INVESTMENTS (cost $200,123,493)....................................                          224,516,706        94.9
                                                                                                       --------------       -----
                                                                                             No. of
                                                                                            Warrants
                                                                                           ----------
Warrants (0.6%)
S.I.T.A. "E" Warrants, expire 5/31/97 (c).......................................   FR          11,000       1,395,111         0.6
  CONSUMER SERVICES
                                                                                                       --------------       -----
TOTAL WARRANTS (cost $686,270)..................................................                            1,395,111         0.6
                                                                                                       --------------       -----
                                                                                             No. of
                                                                                            Options
                                                                                           ----------
Options (0.6%)
Italian Government Bond Call Option, strike 95.48, expires 8/16/97..............   ITLY     1,074,000       1,469,940         0.6
  GOVERNMENT/AGENCY
                                                                                                       --------------       -----
TOTAL OPTIONS (cost $2,396,671).................................................                            1,469,940         0.6
                                                                                                       --------------       -----
Short-Term Investments (2.8%)
State Street Bank & Trust Company Time Deposit dated 10/31/95, 5.75% due
 11/01/95 (cost $6,723,236).....................................................                            6,723,236         2.8
                                                                                                       --------------       -----
TOTAL INVESTMENTS (cost $209,929,670)*..........................................                          234,104,993        98.9
Other Assets and Liabilities....................................................                            2,593,439         1.1
                                                                                                       --------------       -----
NET ASSETS......................................................................                         $236,698,432       100.0
                                                                                                       --------------       -----
                                                                                                       --------------       -----

----------------
(a) Percentages indicated are based on net assets of $236,698,432.
(b) U.S. currency denominated.
(c) Non-income producing security.
(d) At October 31, 1995, the Fund owned the following restricted securities constituting 1.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on restricted securities is as follows:

                                                                                          Market
                                                                            Acquisition    Value
                                            Acquisition Dates     Shares       Cost      per Share
                                           -------------------  ----------  -----------  ---------
Baltic Republic Fund.....................       09/02/94             9,000  $   900,000   $102.00
Catalyst Energy Services.................       09/18/91            19,600      420,000      0.00
Pick Szeged RT GDR.......................   11/20/92-08/31/93       60,000    1,191,760     45.69
Russian Telecommunication Development
 Corp.:
  Non-voting.............................       12/20/93            52,600      526,000     10.00
  Voting.................................       12/20/93            38,400      384,000     10.00
Technoimpex..............................       11/22/90             1,400    2,989,406      0.00

Abbreviation:
GDR - Global Depository Receipt
* For Federal income tax purposes, cost is $210,064,670 and appreciation (depreciation) of securities is as follows:

           Unrealized appreciation:    $ 45,306,827
           Unrealized depreciation:     (21,266,504)
                                       ------------
           Net unrealized
           appreciation:               $ 24,040,323
                                       ------------
                                       ------------

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                                     Unrealized
                                                               Market Value    Contract  Delivery   Appreciation
Contracts to Sell:                                            (U.S. Dollars)    Price      Date    (Depreciation)
------------------------------------------------------------  --------------   --------  --------  --------------
Deutsche Marks..............................................      3,344,244      1.4565  11/30/95   $   (117,274)
Deutsche Marks..............................................      3,174,366      1.3750  01/24/96         64,180
French Francs...............................................      3,437,363      4.9004  11/16/95         (7,751)
Netherland Guilders.........................................      4,882,998      1.5818  11/15/95        (15,203)
Swiss Francs................................................        917,836      1.2183  11/17/95        (64,188)
                                                              --------------                       --------------
  Total Open Forward Foreign Currency Contracts
   (Receivable amount $15,616,571)..........................     15,756,807                         $   (140,236)
                                                              --------------                       --------------
                                                              --------------                       --------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 6.66%

----------------

See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1995 was concentrated in the following countries:

                                                                                         Percentage of Net Assets (a)
                                                                                  -------------------------------------------
                                                                                            Fixed
                                                                                           Income &     Short-Term &
Country (Country Code)                                                            Equity   Warrants        Other        Total
--------------------------------------------------------------------------------  -----   ----------   --------------   -----
Austria (ASTRI).................................................................   1.1                                    1.1
Belgium (BEL)...................................................................   2.1                                    2.1
Czech Republic (CZCH)...........................................................   1.0                                    1.0
Finland (FIN)...................................................................   0.6                                    0.6
France (FR).....................................................................   6.0         0.6                        6.6
Germany (GER)...................................................................   6.7                                    6.7
Greece (GK).....................................................................   1.8                                    1.8
Hungary (HGRY)..................................................................   2.6                                    2.6
Ireland (IRL)...................................................................   1.8                                    1.8
Italy (ITLY)....................................................................   5.1                        0.6         5.7
Netherlands (NETH)..............................................................   6.5                                    6.5
Norway (NOR)....................................................................   5.1                                    5.1
Spain (SPN).....................................................................   5.5                                    5.5
Sweden (SWDN)...................................................................  10.0                                   10.0
Switzerland (SWTZ)..............................................................   2.4                                    2.4
Turkey (TRKY)...................................................................   0.9                                    0.9
United Kingdom (UK).............................................................  34.9                                   34.9
United States (US)..............................................................   0.8                        3.9         4.7
                                                                                  -----        ---            ---       -----
Total...........................................................................  94.9         0.6            4.5       100.0
                                                                                  -----        ---            ---       -----
                                                                                  -----        ---            ---       -----

----------------

 (a) Percentages indicated are based on Net Assets of $236,698,432.

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $209,929,670) (Note 1).....................................  $ 234,104,993
  U.S. currency.........................................................................  $          50
  Foreign currencies (cost $623,043)....................................................        624,178        624,228
                                                                                          -------------
  Receivable for securities sold.......................................................................      2,108,418
  Dividend withholding tax reclaims receivable.........................................................        454,925
  Dividends and interest receivable....................................................................        168,237
  Receivable for forward foreign currency contracts -- closed (Note 1).................................          3,037
  Prepaid expenses.....................................................................................          4,280
                                                                                                         -------------
  Total assets.........................................................................................    237,468,118
                                                                                                         -------------
Liabilities:
  Payable for investment management fees (Note 2)......................................................        249,542
  Payable for printing and postage expenses............................................................        183,600
  Payable for open forward foreign currency contracts, net (Note 1)....................................        140,236
  Payable for professional fees........................................................................         79,200
  Payable for custodian fees...........................................................................         51,000
  Payable for administration fees (Note 2).............................................................         49,908
  Payable for Trustees' fees and expenses (Note 2).....................................................          9,100
  Other accrued expenses...............................................................................          7,100
                                                                                                         -------------
  Total liabilities....................................................................................        769,686
                                                                                                         -------------
Net assets.............................................................................................  $ 236,698,432
                                                                                                         -------------
                                                                                                         -------------

Net asset value per share ($236,698,432  DIVIDED BY 16,045,345 shares outstanding).....................  $       14.75
                                                                                                         -------------
                                                                                                         -------------
Net assets consist of:
  Paid in capital (Note 4).............................................................................  $ 221,178,301
  Undistributed net investment income..................................................................      1,912,647
  Accumulated net realized loss on investments and foreign currency transactions (Note 1)..............    (10,471,667)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies...........        (96,172)
  Net unrealized appreciation of investments...........................................................     24,175,323
                                                                                                         -------------
  Total -- representing net assets applicable to capital shares outstanding............................  $ 236,698,432
                                                                                                         -------------
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividends (net of foreign withholding tax of $898,742)...............................................  $  5,631,647
  Interest.............................................................................................       296,685
                                                                                                         ------------
  Total investment income..............................................................................     5,928,332
                                                                                                         ------------
Expenses:
  Investment management fees (Note 2)..................................................................     2,859,787
  Administration fees (Note 2).........................................................................       571,959
  Printing and postage expenses........................................................................       217,697
  Professional fees....................................................................................       185,841
  Custodian fees.......................................................................................       113,097
  Trustees' fees and expenses (Note 2).................................................................        29,171
  Amortization of organization costs (Note 1)..........................................................        17,135
  Transfer agent fees..................................................................................        15,251
  Other expenses.......................................................................................        85,808
                                                                                                         ------------
  Total expenses.......................................................................................     4,095,746
                                                                                                         ------------
Net investment income....................................................................                   1,832,586
                                                                                                         ------------
Net realized and unrealized gain (loss) on investments and foreign currencies: (Note 1)
  Net realized gain on investments.......................................................  $ 19,389,011
  Net realized loss on foreign currency transactions.....................................   (12,774,591)
                                                                                           ------------
    Net realized gain during the period..................................................                   6,614,420
  Net change in unrealized depreciation on translation of assets and liabilities in
   foreign currencies....................................................................      (181,924)
  Net change in unrealized appreciation of investments...................................   (12,593,055)
                                                                                           ------------
    Net unrealized depreciation during the period........................................                 (12,774,979)
                                                                                                         ------------
Net realized and unrealized loss on investments and foreign currencies...................                  (6,160,559)
                                                                                                         ------------
Net decrease in net assets resulting from operations.....................................                $ (4,327,973)
                                                                                                         ------------
                                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1995  OCTOBER 31, 1994
                                                                                                 ----------------  ----------------
Increase (decrease) in net assets
Operations:
  Net investment income........................................................................   $    1,832,586    $      357,668
  Net realized gain on investments and foreign currency transactions...........................        6,614,420        33,949,775
  Net change in unrealized depreciation on translation of assets and liabilities in foreign
   currencies..................................................................................         (181,924)       (1,675,910)
  Net change in unrealized appreciation of investments.........................................      (12,593,055)       (7,918,045)
                                                                                                 ----------------  ----------------
  Net increase (decrease) in net assets resulting from operations..............................       (4,327,973)       24,713,488

Distributions to shareholders: (Note 1)
  From net investment income...................................................................         (352,937)       (1,963,132)
  From net realized gain on investments........................................................       (5,230,782)       (1,926,593)

Net increase from capital shares reinvested....................................................               --           555,318
                                                                                                 ----------------  ----------------
Total increase (decrease) in net assets........................................................       (9,911,692)       21,379,081
Net assets:
  Beginning of period..........................................................................      246,610,124       225,231,043
                                                                                                 ----------------  ----------------
  End of period................................................................................   $  236,698,432    $  246,610,124
                                                                                                 ----------------  ----------------
                                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                              FINANCIAL HIGHLIGHTS

                (For a share outstanding throughout the period)

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                   YEAR ENDED OCTOBER 31,
                                           -----------------------------------------------------------------------
                                               1995           1994          1993           1992           1991
                                           ------------   ------------   -----------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period.....    $    15.37     $    14.07     $   10.37     $    10.94     $    11.94
                                           ------------   ------------   -----------   ------------   ------------
Income from investment operations:
  Net investment income..................          0.11           0.02          0.12           0.13           0.02
  Net realized and unrealized gain (loss)
   on investments........................         (0.38)          1.52          3.58          (0.59)         (0.86)
                                           ------------   ------------   -----------   ------------   ------------
  Net increase (decrease) from investment
   operations............................         (0.27)          1.54          3.70          (0.46)         (0.84)
                                           ------------   ------------   -----------   ------------   ------------
Distributions to shareholders from:
  Net investment income..................         (0.02)         (0.12)         0.00          (0.02)         (0.15)
  Net realized gain on investments.......         (0.33)         (0.12)         0.00          (0.09)         (0.01)
                                           ------------   ------------   -----------   ------------   ------------
    Total distributions..................         (0.35)         (0.24)         0.00          (0.11)         (0.16)
                                           ------------   ------------   -----------   ------------   ------------
Net asset value, end of period...........    $    14.75     $    15.37     $   14.07     $    10.37     $    10.94
                                           ------------   ------------   -----------   ------------   ------------
                                           ------------   ------------   -----------   ------------   ------------
Market value, end of period..............    $    12.75     $    13.00     $   14.25     $     9.38     $     9.50
                                           ------------   ------------   -----------   ------------   ------------
                                           ------------   ------------   -----------   ------------   ------------
Total investment return (based on market
 value)..................................          0.73%         (7.25)%        52.0%          (0.2)%         (4.6)%

Ratios and supplemental data:
Net assets, end of period (in 000's).....    $  236,698     $  246,610     $ 225,231     $  166,042     $  175,074
Ratio of net investment income to average
 net assets..............................          0.80%          0.15%         1.04%          1.20%          0.21%
Ratio of expenses to average net
 assets..................................          1.79%          1.87%         1.88%          1.92%          1.87%
Portfolio turnover rate..................            57%            65%           87%           109%            47%

    The accompanying notes are an integral part of the financial statements.

                            G.T. GREATER EUROPE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Greater Europe Fund ("Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the closing of business on the day the securities are being valued, or, lacking any sales, are valued at the mean between closing bid and asked prices. In cases where securities are traded on more than one exchange, or traded both on an exchange and over the counter, the securities are valued on the exchange or in the market determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees.
(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized

                            G.T. GREATER EUROPE FUND
gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the

                            G.T. GREATER EUROPE FUND
transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $11,442,388 which expires in 2000.

(I)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $209,755. These expenses have been amortized on a straightline basis over a five-year period.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager. The Fund pays G.T. Capital management fees, which are calculated and paid monthly, at the annualized rate of 1.25% of the Fund's average weekly adjusted net assets (which, for this purpose, means the average weekly value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than borrowings used for investment purposes).

Princeton Administrators, Inc. ("Princeton") acts as administrator of the Fund. The Fund pays administration fees to Princeton, calculated and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly adjusted net assets.

The Fund pays each of its Trustees who is not an employee, officer or director of G.T. Capital or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $127,247,909 and $151,551,675, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1995.

4. CAPITAL SHARES
At October 31, 1995, there was an unlimited number of shares of beneficial interest authorized, at $0.01 par value per share.

5. PROPOSED REORGANIZATION
A proxy statement dated October 31, 1995 was circulated to shareholders of the Fund calling for a shareholder meeting to be held on December 13, 1995 for the purpose of voting on possible alternative operating structures for the Fund to adopt on a going forward basis.

Under the first alternative, the investment mandate of the Fund would be modified to include a greater emphasis on Eastern European investment opportunities, and the Fund would adopt "interval" status, under which it would be required to make

                            G.T. GREATER EUROPE FUND
annual offers to repurchase at least 5% and up to 25% of its outstanding shares at net asset value (less a small repurchase fee). Under the second alternative, the Fund would adopt "open-end" status, under which it would stand ready to redeem shares at net asset value (less a small redemption fee).

The shareholder meeting was adjourned due to lack of a quorum, and is scheduled to be reconvened on January 17, 1996.

In connection with the above, two separate lawsuits were filed by shareholders. The lawsuits sought, among other things, to enjoin the scheduled shareholder meeting. These requests were denied by the U.S. District Court, but the lawsuits have not been dismissed in their entirety. Management believes that meritorious defenses exist for both lawsuits and is vigorously contesting them.

6. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's investment manager, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc."

7. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000'S OMITTED)

                                                                                     NET REALIZED
                                                                                    AND UNREALIZED     NET INCREASE
                                                                        NET         GAIN (LOSS) ON    (DECREASE) IN
                                                        TOTAL        INVESTMENT     INVESTMENT AND      NET ASSETS
                                                     INVESTMENT        INCOME          FOREIGN        RESULTING FROM
                                                       INCOME          (LOSS)          CURRENCY         OPERATIONS
                                                    -------------  --------------  ----------------  ----------------
                                                             PER            PER               PER               PER
FOR THE PERIOD                                      TOTAL   SHARE  TOTAL   SHARE    TOTAL    SHARE    TOTAL    SHARE
--------------------------------------------------  ------  -----  ------  ------  --------  ------  --------  ------
November 1, 1990 through January 31, 1991.........  $  781  $0.05  $  (76) $ 0.00  $(10,381) $(0.65) $(10,457) $(0.65)
February 1, 1991 through April 30, 1991...........     938   0.06      40    0.00     8,455    0.53     8,495    0.53
May 1, 1991 through July 31, 1991.................   1,819   0.11     569    0.03    (5,991)  (0.37)   (5,422)  (0.34)
August 1, 1991 through October 31, 1991...........     305   0.02    (152)  (0.01)   (5,935)  (0.37)   (6,087)  (0.38)
                                                    ------  -----  ------  ------  --------  ------  --------  ------
  Total...........................................  $3,843  $0.24  $  381  $ 0.02  $(13,852) $(0.86) $(13,471) $(0.84)
                                                    ------  -----  ------  ------  --------  ------  --------  ------
                                                    ------  -----  ------  ------  --------  ------  --------  ------
November 1, 1991 through January 31, 1992.........  $  497  $0.03  $ (405) $(0.03) $  4,450  $ 0.28  $  4,045  $ 0.25
February 1, 1992 through April 30, 1992...........   1,215   0.08     419    0.03     2,964    0.18     3,383    0.21
May 1, 1992 through July 31, 1992.................   3,022   0.19   2,149    0.13    (1,997)  (0.12)      152    0.01
August 1, 1992 through October 31, 1992...........     825   0.05     (24)   0.00   (14,827)  (0.93)  (14,851)  (0.93)
                                                    ------  -----  ------  ------  --------  ------  --------  ------
  Total...........................................  $5,559  $0.35  $2,139  $ 0.13  $ (9,410) $(0.59) $ (7,271) $(0.46)
                                                    ------  -----  ------  ------  --------  ------  --------  ------
                                                    ------  -----  ------  ------  --------  ------  --------  ------
November 1, 1992 through January 31, 1993.........  $  917  $0.06  $  128  $ 0.01  $  4,820  $ 0.30  $  4,948  $ 0.31
February 1, 1993 through April 30, 1993...........   1,794   0.11     931    0.06    14,374    0.90    15,305    0.96
May 1, 1993 through July 31, 1993.................   1,883   0.12     998    0.06    13,952    0.87    14,381    0.90
August 1, 1993 to October 31, 1993................     899   0.05    (102)  (0.01)   24,087    1.51    24,555    1.53
                                                    ------  -----  ------  ------  --------  ------  --------  ------
  Total...........................................  $5,493  $0.34  $1,955  $ 0.12  $ 57,233  $ 3.58  $ 59,189  $ 3.70
                                                    ------  -----  ------  ------  --------  ------  --------  ------
                                                    ------  -----  ------  ------  --------  ------  --------  ------
November 1, 1993 through January 31, 1994.........  $  859  $0.05  $ (191) $(0.01) $ 34,649  $ 2.16  $ 34,458  $ 2.15
February 1, 1994 through April 30, 1994...........   1,169   0.07      76    0.00   (10,005)  (0.62)   (9,929)  (0.62)
May 1, 1994 through July 31, 1994.................   2,146   0.13   1,084    0.07       (94)  (0.01)      990    0.06
August 1, 1994 to October 31, 1994................     687   0.05    (611)  (0.04)     (194)  (0.01)     (805)  (0.05)
                                                    ------  -----  ------  ------  --------  ------  --------  ------
  Total...........................................  $4,861  $0.30  $  358  $ 0.02  $ 24,356  $ 1.52  $ 24,714  $ 1.54
                                                    ------  -----  ------  ------  --------  ------  --------  ------
                                                    ------  -----  ------  ------  --------  ------  --------  ------
November 1, 1994 through January 31, 1995.........  $1,037  $0.07  $ (124) $(0.01) $(19,955) $(1.24) $(20,079) $(1.25)
February 1, 1995 through April 30, 1995...........   1,681   0.11     802    0.05    (1,199)  (0.07)     (397)  (0.02)
May 1, 1995 through July 31, 1995.................   2,502   0.15   1,509    0.09    21,489    1.33    22,998    1.42
August 1, 1995 to October 31, 1995................     708   0.04    (354)  (0.02)   (6,496)  (0.40)   (6,850)  (0.42)
                                                    ------  -----  ------  ------  --------  ------  --------  ------
  Total...........................................  $5,928  $0.37  $1,833  $ 0.11  $ (6,161) $(0.38) $ (4,328) $(0.27)
                                                    ------  -----  ------  ------  --------  ------  --------  ------
                                                    ------  -----  ------  ------  --------  ------  --------  ------

                            G.T. GREATER EUROPE FUND

8. PER SHARE SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                 NET ASSET
                                                   VALUE        MARKET PRICE*
                                               --------------  ----------------
                                                HIGH    LOW     HIGH      LOW    VOLUME**
                                               ------  ------  -------  -------  --------
November 1, 1990 to January 31, 1991.........  $12.17  $10.68  $10.375  $ 8.875    1,960
February 1, 1991 to April 30, 1991...........   12.38   11.28   11.875    9.375    1,304
May 1, 1991 to July 31, 1991.................   11.83   11.25   10.000    9.375    1,764
August 1, 1991 to October 31, 1991...........   11.42   10.91   11.000    9.000    1,844
November 1, 1991 to January 31, 1992.........   11.32   10.78    9.875    8.750    2,214
February 1, 1992 to April 30, 1992...........   11.29   10.98    9.875    9.250    1,807
May 1, 1992 to July 31, 1992.................   11.58   11.05   10.000    9.250    1,623
August 1, 1992 to October 31, 1992...........   11.56   10.37   10.750    9.250    2,819
November 1, 1992 to January 31, 1993.........   10.87   10.21    9.500    8.625    1,663
February 1, 1993 to April 30, 1993...........   11.84   10.90   10.625    9.125    2,129
May 1, 1993 to July 31, 1993.................   12.57   11.55   12.000   10.250    2,359
August 1, 1993 to October 31, 1993...........   14.11   13.01   15.000   11.750    3,128
November 1, 1993 to January 31, 1994.........   15.98   13.48   17.250   12.500    2,382
February 1, 1994 to April 30, 1994...........   16.17   14.97   17.000   12.625    2,480
May 1, 1994 to July 31, 1994.................   15.49   14.49   14.500   12.250    3,224
August 1, 1994 to October 31, 1994...........   15.75   14.77   14.500   12.625    4,132
November 1, 1994 to January 31, 1995.........   15.12   13.77   12.875   11.875    2,272
February 1, 1995 to April 30, 1995...........   13.93   12.86   12.375   11.000    1,535
May 1, 1995 to July 31, 1995.................   15.15   13.77   12.875   11.625    2,398
August 1, 1995 to October 31, 1995...........   15.30   14.61   13.000   12.375    2,735

------------------

  * As reported on the New York Stock Exchange.

 ** In thousands.

------------------

FEDERAL TAX INFORMATION (UNAUDITED):
For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.410 per share (representing an approximate total of $6,570,619). The total amount of taxes paid by the Fund to such countries was approximately $0.056 per share (representing an approximate total of $898,742).

                            G.T. GREATER EUROPE FUND

                                     NOTES

--------------------------------------------------------------------------------

                             GT GREATER EUROPE FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      [LOGO]

          LGT Asset Management, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

          G.T. GREATER EUROPE FUND